UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

____________

Date of report (Date of earliest event reported) October 24, 2014 (October 24, 2014)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Sylvan Way	07054
Parsippany, NJ	(Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Wyndham Worldwide Corporation (the “Company”) today issued a press release reporting financial results for the quarter ended September 30, 2014.

A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

The Company will post 2014 earnings and driver guidance information on the Company’s website, www.wyndhamworldwide.com/investors, following the Company’s earnings conference call to be held Friday, October 24, 2014 at 8:30 a.m. EDT.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated October 24, 2014, reporting financial results for the quarter ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: October 24, 2014	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated October 24, 2014, reporting financial results for the quarter ended September 30, 2014.